1
Exhibit 31.2
CERTIFICATION

OF PRINCIPAL

FINANCIAL OFFICER

PURSUANT TO RULES 13A-14(A) AND 15D-14(A)

UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

I, Alex M.R. Smith, certify that:

1.     I   have   reviewed   this   quarterly   report   on   Form   10 - Q   of   Net   1   UEPS   Technologies,   Inc.   (“Net1”)   for   the   quarter   ended   September
30, 2021;

2.     Based   on   my   knowledge,   this   report   does   not   contain   any   untrue   statement   of   a   material   fact   or   omit   to   state   a   material   fa ct
necessary to

make the

statements made,

in light

of the

circumstances under

which such

statements were

made, not

misleading with
respect to the period covered by this report;

3.     Based   on   my   knowledge,   the   financial   statements,   and   other   financial   information   included   in   this   report,   fairly   present   in   all
material

respects

the

financial

condition,

results

of operations

and

cash flows

of Net1

as of,

and for,

the period

s

presented

in

this
report;

4.     I   am   responsible   for   establishing   and   maintaining   disclosure   controls   and   procedures   (as   defin ed   in   Exchange   Act   Rules   13a -
15(e)

and 15d-15(e))

and

internal control

over financial

reporting (as

defined

in Exchange

Act Rules

13a-15(f)

and 15d-15(f))

for
Net1 and have:

  (a)   Designed   such   disclosure   controls   and   procedur es,   or   caused   such   disclosure   controls   and   procedures   to   be   designed
under our supervision,

to ensure that material

information relating to Net1,

including its consolidated subsidiaries,

is made known to
us by others within those entities, particularly during the period in which this report is being prepared;

  (b)   Designed   such   internal   control   over   financial   reporting,   or   caused   such   internal   control   over   financial   reporting   to   be
designed under our supervision, to provide reasonable

assurance regarding the reliability of financial reporting and the preparation of
financial statements for external purposes in accordance with generally accepted accounting principles;
  ( c )   Evaluated   the   effective ness   of   Net1’s   disclosure   controls   and   procedures   and   presented   in   this   report   our   conclusions
about the

effectiveness

of the

disclosure controls

and procedures,

as of

the end

of the

period covered

by this

report based

on such
evaluation; and

  ( d )   Disclosed   in   this   report   any   cha nge   in   Net1’s   internal   control   over   financial   reporting   that   occurred   during   Net1’s
most

recent

fiscal

quarter

that

has

materially

affected,

or

is

reasonably

likely

to

materially

affect,

Net1’s

internal

control

over
financial reporting; and

5.     I   have   disclosed,   based   on   our   most   recent   evaluation   of   internal   control   over   financial   reporting,   to   Net1’s   auditors   and   the
Audit Committee of Net1’s

Board of Directors (or persons performing the equivalent functions):

  (a)   All   significant   deficiencies   and   material   weaknesses   in   the   design   or   operation   of   internal   control   over   financial
reporting   which   are   reasonably   likely   to   adversely   affect   Net1’s   ability   to   record,   process,   summarize   and   report   financial
information; and

  (b)   Any   fraud,   whether   or   not   material,   that   involves   management   or   other   employees   who   have   a   significant   role   in
Net1’s internal control over

financial reporting.

Date: November 8, 2021

/s/ Alex M.R. Smith

Alex M.R. Smith

Chief Financial Officer